UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 28, 2007

Monarch Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-49814	04-3627031
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

375 North Willowbrook Road, Coldwater, MI 49036

(Address of principal executive offices) (Zip Code)

(517) 278-4566

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
     On September 28, 2007, Monarch Community Bancorp, Inc. filed with the NASDAQ Stock Market notice that it will voluntarily withdraw its common shares from listing on the NASDAQ Capital Market. Monarch reported that it expects to file a Form 25 with respect to the delisting with the Securities and Exchange Commission on or around October 10, 2007. Monarch anticipates that following delisting with NASDAQ, its shares will be quoted on the OTC Bulletin Board and the Pink Sheets.
     Monarch is delisting its shares in connection with its previously announced going private transaction that is scheduled to be voted on by Monarch’s stockholders on October 9, 2007. If the going private transaction is approved, Monarch intends to file articles of merger making the going private transaction effective on October 10, 2007 and shortly thereafter to file a Form 15 terminating the registration of its common shares under the Securities Exchange Act of 1934.
     A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number
99.1	Press Release, dated September 28, 2007 issued by Monarch Community Bancorp, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.
Dated: September 28, 2007	/s/Donald L. Denney
Donald L. Denney,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated September 28, 2007 issued by Monarch Community Bancorp, Inc.

4